Employee Benefit Plans - Components of Net Periodic Benefit (Income) Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Retirement Benefits [Abstract]
Service cost	$ 9,558	$ 10,410	$ 8,459
Interest cost	97,441	88,247	96,651
Expected return on plan assets	(154,137)	(154,006)	(155,432)
Amortization of prior service credit	(67)	(147)	(350)
Amortization of actuarial loss	31,000	39,721	38,034
Net periodic benefit income	$ (16,205)	$ (15,775)	$ (12,638)